UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2006

Timeline Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	1-13524	31-1590734
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1700 7th Avenue, Suite 2100, Seattle, Washington		98101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 357-8422

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 30, 2006, Timeline, Inc. issued a press release as an open letter to shareholders from Charles R. Osenbaugh, its Chief Executive Officer, regarding certain year-end updates. Attached to this Report as Exhibit 99.1 is a copy of the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated March 30, 2006, "Timeline Board Votes to Conserve Cash for Patent Enforcement; No Special Dividend Will Be Paid at Fiscal Year End"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timeline Inc.

March 30, 2006	By:	/s/ Charles R. Osenbaugh

Name: Charles R. Osenbaugh
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 30, 2006